UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 9, 2002

PRINTWARE, INC.
(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

000-20729
(Commission File Number)

41-1522267
(I.R.S. Employer Identification No.)

1270 Eagan Industrial Road
Eagan, Minnesota
(Address of principal executive offices)

55121
(Zip Code)

(651) 456-1400
(Registrant's telephone number, including area code)

Item 5. Other Events.

Exhibits

99.1 Press Release, dated AUGUST 9,2002 regarding cease to filing reports under securities exchange act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINTWARE, INC.
Registrant
By /s/ Stanley Goldberg

Name: Stanley Goldberg
Title: President and Chief Executive Officer

Dated: August 9, 2002

PRINTWARE, INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit
No. Description of Exhibit

99.1 Press Release issued by the Registrant on August 09, 2002.

PRESS RELEASE

Printware, Inc.
1270 Eagan Industrial Rd.
St. Paul, MN 55121
http:\\PrintwareInc.com

CONTACT:
Mark G. Eisenschenk, Printware, Inc., (651) 456-1403

Printware, Inc. Announces Company Intends To Cease Filing Reports Under
Securities Exchange Act.

ST. PAUL, MN, August 9, 2002- Printware, Inc. today announced it has filed
Form 15 with the Securities and Exchange Commission (the "Commission") to
terminate its ongoing reporting obligations under the Securities Exchange
Act of 1934.

Under applicable sections of the Securities Exchange Act of 1934, Printware,
Inc. is no longer obligated to file periodic information, documents and reports with the Commission. As previously reported, Printware, Inc. is currently winding down its business affairs, and this step is consistent with the approved Plan of Complete and Voluntary Liquidation of the Company

The common stock of Printware, Inc. was delisted from the Nasdaq stock exchanged on April 16, 2002.

Any statements made in this release concerning the Company's or management's intentions, expectations, or predictions about future results or events are
"forward-looking statements" within the meaning of the Private Securities
Reform Act of 1995. Such statements are necessarily subject to risks and uncertainties that could cause actual results or events to vary from stated
expectations, and such variations could be material and adverse. Additional information concerning the factors that could cause actual results or events to differ materially from the Company's current expectations are contained in the Company's SEC filings.